                             THIRD RELEASE OF SHARES
                                   PURSUANT TO
                SMITH-LURIE/MARKS FAMILY STOCKHOLDERS' AGREEMENT



     THIS INSTRUMENT entered into as of the 21st day of May, 1996.



                              W I T N E S S E T H :
                              - - - - - - - - - - -


     The following sets forth the background of this instrument:

     A. By Agreement dated as of December 29, 1986, the "Smith-Lurie/Marks Family Stockholders' Agreement" (the "Stockholders' Agreement") was entered into among certain holders of the issued and outstanding Class B Stock of General Cinema Corporation, a Delaware Corporation, now known as Harcourt General, Inc. (individually a "Stockholder" and collectively the "Stockholders"), to ensure that Class B Stock subject to the Stockholders' Agreement cannot be converted into Common Stock by any Stockholder without affording the other Stockholders a right to purchase the Class B Stock otherwise to be converted.

     B. By the First through Sixteenth Supplements to the Stockholders' Agreement, various transferees confirmed that certain shares of Class B Stock which had been transferred to them remained subject to the terms, provisions and conditions of the Stockholders' Agreement. By a First Release of Shares pursuant to the Stockholders' Agreement, dated as of October 1, 1992, and a Second Release of Shares pursuant to the Stockholders' Agreement, dated as of May 12, 1994, certain shares of Class B Stock owned by Richard A. Smith and Jeffrey R. Lurie (respectively) were released from the terms of the Stockholders' Agreement.

     C. Paragraph 13 of the Stockholders' Agreement provides as follows:

          "13. This Agreement may not be changed orally, but only by an agreement executed by all of the record holders of the Class B Stock which is outstanding and subject to the terms of this Agreement at the time of such amendment. However, any shares of Class B Stock may be released from the terms of this Agreement by a written instrument executed by all of the holders of record of the remaining Class B Stock which is then outstanding and subject to the terms of this Agreement."

     D. It is desired that certain shares of Class B Stock presently owned by
(i) Amy S. Berylson, (ii) Debra S. Knez, (iii) Robert A. Smith, (iv) the A-D-R Trust F/B/O Robert A. Smith u/i/t dated 2/9/67, (v) the C-J-P Trust F/B/O Cathy Lurie u/i/t dated 12/10/73, (vi) the C-J-P Trust F/B/O Peter Lurie u/i/t dated 12/10/73, and (vii) Richard A. Smith, be released from the terms of the Stockholders' Agreement; and all of the undersigned parties, constituting all of the holders of record of the Class B Stock which is now outstanding and subject to the terms of the

                                       -1-
                               Page 72 of 93 pages

Stockholders' Agreement, wish to release such shares of Class B Stock from the terms of the Stockholders' Agreement.

     E. Annexed hereto, made a part hereof and hereby incorporated herein by reference is a revised Schedule of Stockholders which sets forth the Class B Stock subject to the Stockholders' Agreement which will be owned by each of the Stockholders after reflecting the release of such shares.

     NOW, THEREFORE, each of the undersigned parties agrees as follows:

     1. 150,000 shares of Class B Stock which are owned by Amy S. Berylson -- evidenced by Certificate number 2157 -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Certificate number 2157 evidences a total of 208,200 of such shares, with the result that 58,200 of such shares shall remain subject to the terms of the Stockholders' Agreement.

     2. 150,000 shares of Class B Stock which are owned by Debra S. Knez -- evidenced by Certificate number 2223 -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Certificate number 2223 evidences a total of 236,067 of such shares, with the result that 86,067 of such shares shall remain subject to the terms of the Stockholders' Agreement.

     3. 37,787 shares of Class B Stock which are owned by Robert A. Smith -- evidenced by Certificate number 2218 -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Said shares represent the entirety of the shares evidenced by Certificate number 2218.

     4. 10,000 shares of Class B Stock which are owned by the A-D-R Trust F/B/O Robert A. Smith -- evidenced by Certificate number 2132 -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Certificate number 2132 evidences a total of 118,034 of such shares, with the result that 108,034 of such shares shall remain subject to the terms of the Stockholders' Agreement.

     5. 150,000 shares of Class B Stock which are owned by the C-J-P Trust F/B/O Cathy Lurie -- evidenced by Certificate numbers 219 through 224 inclusive -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Said shares represent the entirety of the shares evidenced by Certificate numbers 219 through 224.

     6. 150,000 shares of Class B Stock which are owned by the C-J-P Trust F/B/O Peter Lurie -- evidenced by Certificate numbers 230 through 235 inclusive -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Said shares represent the entirety of the shares evidenced by Certificate numbers 230 through 235.

                                       -2-
                               Page 73 of 93 pages

     7. 100,000 shares of Class B Stock which are owned by Richard A. Smith -- evidenced by Certificate number 5 -- and which, prior to the execution of this instrument, were subject to the terms of the Stockholders' Agreement, are hereby released from the terms of the Stockholders' Agreement. Said shares represent the entirety of the shares evidenced by Certificate number 5.

     8. Each of the parties whose shares set forth in Paragraphs 1 through 7 above are being released from the terms of the Stockholders' Agreement shall be authorized to take all necessary or appropriate action to reflect the release from the restrictions of the Stockholders' Agreement of all of the shares of Class B Stock specified as being released in said Paragraphs 1 through 7, and all parties shall be fully protected in relying upon this instrument (or a copy thereof) to establish that such shares of Class B Stock are not subject to the Stockholders' Agreement.

     9. Except for said shares of Class B Stock so specified in said Paragraphs 1 through 7 which are hereby so released, all other shares of Class B Stock which were heretofore subject to the terms of the Stockholders' Agreement and which are owned by any undersigned party shall remain subject to the terms of the Stockholders' Agreement, which shall continue in full force and effect with respect to all shares remaining subject to such agreement.

     10. All of the terms, provisions and conditions of this instrument shall be binding upon and inure to the benefit of each and all of undersigned parties and their respective legal representatives, successors and assigns in the same manner as the Stockholders' Agreement.

     WITNESS THE EXECUTION HEREOF, under seal, in any number of counterpart copies, as of the day and year first above written.



                                   ---------------------------------------
                                   Richard A. Smith


                                   ---------------------------------------
                                   Susan F. Smith


                                   ---------------------------------------
                                   Nancy L. Marks


                                   SUSAN F. SMITH GRANTOR RETAINED
                                   ANNUITY TRUST -- 15 YEARS


                                   By:
                                      ------------------------------------
                                        Susan F. Smith, as Trustee and not
                                        individually



                                       -3-
                               Page 74 of 93 pages

                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually

                                       -4-
                               Page 75 of 93 pages

                                   SUSAN F. SMITH GRANTOR RETAINED
                                   ANNUITY TRUST -- 7 YEARS


                                   By:
                                      ------------------------------------
                                        Susan F. Smith, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   AMY SMITH BERYLSON GRANTOR
                                   RETAINED ANNUITY TRUST


                                   By:
                                      ------------------------------------
                                        Amy Smith Berylson, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        John G. Berylson, as Trustee and not
                                        individually


                                   ROBERT A. SMITH GRANTOR RETAINED
                                   ANNUITY TRUST


                                   By:
                                      ------------------------------------
                                        Robert A. Smith, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Dana A. Weiss, as Trustee and not
                                        individually


                                       -5-
                               Page 76 of 93 pages

                                   DEBRA SMITH KNEZ GRANTOR
                                   RETAINED ANNUITY TRUST


                                   By:
                                      ------------------------------------
                                        Debra Smith Knez, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Brian J. Knez, as Trustee and not
                                        individually


                                   TRUST U/W/O PHILIP SMITH F/B/O
                                   RICHARD A. SMITH


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   TRUST U/W/O PHILIP SMITH F/B/O
                                   NANCY L. MARKS


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                    By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                       -6-
                               Page 77 of 93 pages

                                   A-D-R TRUST F/B/O ROBERT A. SMITH
                                   U/I/T dated 2/9/67


                                   By:
                                      ------------------------------------
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                   By:
                                      ------------------------------------
                                        Mark D. Balk, as Trustee and not
                                        individually


                                   A-D-R TRUST F/B/O DEBRA SMITH KNEZ
                                   U/I/T dated 2/9/67


                                   By:
                                      ------------------------------------
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                   By:
                                      ------------------------------------
                                        Mark D. Balk, as Trustee and not
                                        individually


                                   C-J-P TRUST F/B/O CATHY LURIE U/I/T
                                   dated 12/10/73


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   C-J-P TRUST F/B/O PETER LURIE U/I/T
                                   dated 12/10/73


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                       -7-
                               Page 78 of 93 pages

                                   RICHARD A. SMITH 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      ------------------------------------
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                   MARIAN SMITH D-R-A 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      ------------------------------------
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                   NANCY LURIE MARKS 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      ------------------------------------
                                        Mark D. Balk, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Darline M. Lewis, as Trustee and not
                                        individually


                                   MARIAN SMITH J-C-P 1976 CHARITABLE
                                   TRUST U/D/T dated 12/16/76


                                   By:
                                      ------------------------------------
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                       -8-
                               Page 79 of 93 pages

                                   RICHARD A. SMITH FAMILY TRUST
                                   U/W/O MARIAN J. SMITH f/b/o DEBRA
                                   SMITH KNEZ


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                   RICHARD A. SMITH FAMILY TRUST
                                   U/W/O MARIAN J. SMITH f/b/o ROBERT A.
                                   SMITH


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                   RICHARD A. SMITH FAMILY TRUST
                                   U/W/O MARIAN J. SMITH f/b/o AMY S.
                                   BERYLSON


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                       -9-
                               Page 80 of 93 pages

                                   NANCY S. LURIE FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o CATHY J. LURIE


                                   By:
                                      ------------------------------------
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   NANCY S. LURIE FAMILY TRUST U/W/O
                                   MARIAN J. SMITH f/b/o JEFFREY R. LURIE


                                   By:
                                      ------------------------------------
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   PETER A. LURIE TRUST U/W/O MARIAN J.
                                   SMITH


                                   By:
                                      ------------------------------------
                                        Nancy Lurie Marks, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                      -10-
                               Page 81 of 93 pages

                                   A-D-R CHARITABLE FOUNDATION AND
                                   TRUST U/D/T dated 11/1/68


                                   By:
                                      ------------------------------------
                                        Susan F. Smith a/k/a Susan M. Smith,
                                        as Trustee and not individually


                                   By:
                                      ------------------------------------
                                        Mark D. Balk, as Trustee and not
                                        individually


                                   MORRIS J. LURIE FAMILY TRUST U/I/T
                                   dated 4/15/58 F/B/O CATHY J. LURIE, ET AL


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   MORRIS J. LURIE FAMILY TRUST U/I/T
                                   dated 4/15/58 F/B/O PETER A. LURIE, ET AL


                                   By:
                                      ------------------------------------
                                        Nancy L. Marks, as Trustee and not
                                        individually


                                   By:
                                      ------------------------------------
                                        Richard A. Smith, as Trustee and not
                                        individually


                                   SMITH MANAGEMENT COMPANY


                                   By:
                                      ------------------------------------
                                        Its
                                        Hereunto duly authorized

                                      -11-
                               Page 82 of 93 pages

                                   MARIAN REALTY COMPANY


                                   By:
                                      ------------------------------------
                                        Its
                                        Hereunto duly authorized


                                   ---------------------------------------
                                   Amy S. Berylson


                                   ---------------------------------------
                                   Robert A. Smith


                                   ---------------------------------------
                                   Debra S. Knez


                                   ---------------------------------------
                                   Cathy J. Lurie



      Receipt of a counterpart execution copy of this Third Release of Shares is
acknowledged this     day of             , 1996.


HARCOURT GENERAL, INC.


By:
   ------------------------------
     Its
     Hereunto duly authorized


                                      -12-
                               Page 83 of 93 pages

                              , 1996


                            SCHEDULE OF STOCKHOLDERS


                                       No. of Shares
                                       Class B Stock
                                      Harcourt General,   Address    Stock-
                                        Inc. Subject         for     holder
      Stockholder                      to Agreement       Notices    Family
      -----------                      ------------       -------    ------

Richard A. Smith (exclusive of
 Certificate ____)                      771,360              1       Smith

Susan F. Smith (exclusive of
 Certificates No. 45, 46, 47
 and 386)                               658,461              2       Smith

Nancy L. Marks (exclusive of
 Certificate No. 2100,
 and      )                           2,086,952              3       Lurie/Marks

Susan F. Smith Grantor Retained
 Annuity Trust--15 YEARS                690,981              4       Smith

Susan F. Smith Grantor Retained
 Annuity Trust--7 YEARS                 650,558              4       Smith

Amy Smith Berylson Grantor Retained
 Annuity Trust                          465,061              4       Smith

Robert A. Smith Grantor Retained
 Annuity Trust (exclusive of
 Certificate 2160)                      434,346              4       Smith

Debra Smith Knez Grantor Retained
 Annuity Trust (exclusive of
 Certificate 2163)                      209,594              4       Smith

Trust u/w/o Philip Smith f/b/o
 Richard A. Smith                     3,233,104              1       Smith

Trust u/w/o Philip Smith f/b/o
 Nancy L. Marks                       3,233,104              1       Lurie/Marks

A-D-R Trust f/b/o Robert A. Smith
 U/I/T/ dtd. 2/9/67                     226,067              4       Smith

                                      -13-
                               Page 84 of 93 pages

A-D-R Trust f/b/o Debra Smith Knez
 U/I/T/ dtd. 2/9/67                     236,067            4       Smith

C-J-P Trust f/b/o Cathy Lurie
 U/I/T/ dtd. 12/10/73                   610,000            4       Lurie/Marks

C-J-P Trust f/b/o Peter Lurie
 U/I/T/ dtd. 12/10/73                   610,000            4       Lurie/Marks

Richard A. Smith 1976 Charitable
 Trust U/D/T dtd. 12/16/76              960,000            1       Smith

Marian Smith D-R-A 1976
 Charitable Trust U/D/T dtd. 12/16/76   480,000            1       Smith

Nancy Lurie Marks 1976 Charitable
 Trust U/D/T dtd. 12/16/76              960,000            1       Lurie/Marks

Marian Smith J-C-P 1976
 Charitable Trust U/D/T dtd. 12/16/76   480,000            1       Lurie/Marks

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Debra Smith Knez                        66,572            1       Smith

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Amy Smith Berylson                      66,572            1       Smith

Richard A. Smith Family Trust u/w/o
 Marian J. Smith f/b/o
 Robert A. Smith                         66,572            1       Smith

Nancy S. Lurie Family Trust u/w/o
 Marian J. Smith f/b/o
 Cathy J. Lurie                          66,570            1       Lurie/Marks

Nancy S. Lurie Family Trust u/w/o
 Marian J. Smith f/b/o
 Jeffrey R. Lurie                        66,570            1       Lurie/Marks

Peter A. Lurie Trust u/w/o
 Marian J. Smith                         99,816            1       Lurie/Marks

A-D-R Charitable Foundation
 and Trust U/I/T dtd. 11/1/68            34,480            4       Smith

                                      -14-
                               Page 85 of 93 pages

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Cathy J. Lurie, et al                     198,040          1      Lurie/Marks

Morris J. Lurie Family Trust U/I/T
 dtd. 4/15/58 f/b/o
 Peter A. Lurie, et al                     198,040          1      Lurie/Marks

Smith Management Company                   629,840          1      Smith

Marian Realty Company                      288,720          1      N/A

Robert A Smith
 (Certificates 340 and 388)                  1,000          5      Smith

Debra S. Knez
 (Certificates 342, 392 and 2216)          113,539          6      Smith

Amy S. Berylson
 (Certificates 345, 390, and 2214)          94,139          7      Smith

Cathy J. Lurie
 (Certificates 338 and 395)                  1,000          3      Lurie
                                             -----

      TOTAL                             18,987,125


*******************************************************************************


                              ADDRESSES FOR NOTICE

1.    Redacted

2.    Redacted

3.    Redacted

4.    Redacted

5.    Redacted

6.    Redacted


                                      -15-
                               Page 86 of 93 pages